Portions of this agreement have been omitted and separately filed with the SEC with a request for confidential treatment.  The location of those omissions have been noted by  [**].

Exhibit 10.2

AMENDMENT

AMENDMENT, dated as of November 29, 2009 (this “Amendment”), to the Credit Agreement dated as of September 5, 2008 (the “Credit Agreement”) among Henry Schein, Inc., as borrower (the “Borrower”), the several lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and HSBC Bank USA, N.A., The Bank of New York Mellon, and UniCredit Markets and Investment Banking, acting through Bayerische Hypo- und Vereinsbank AG, New York Branch, as co-syndication agents.

RECITALS

A.            WHEREAS, a newly-formed joint venture in which the Borrower will hold a majority ownership interest intends to acquire certain assets of the Borrower (the “Winslow Acquisition”) and incur indebtedness in connection therewith;

B.             WHEREAS, in connection with the Winslow Acquisition, the Borrower is requesting that the Lenders agree to certain amendments relating to the Credit Agreement; and

C.             WHEREAS, the Lenders are willing to agree to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.            Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment. As used in this Amendment, the following terms shall have the following meanings:

“Effective Date”: as defined in Section 11.

“Winslow Acquisition”: as defined in the Preamble hereto.

“Winslow Acquisition Documents”: the Omnibus Agreement, dated as of November 29, 2009, by and among the Borrower, National Logistics Services, LLC, Winslow Acquisition Company, Butler Animal Health Holding Company LLC, Butler Animal Health Supply, LLC, Oak Hill Capital Partners II, L.P., Oak Hill Capital Management Partners II, L.P., W.A. Butler Company, Burns Veterinary Supply, Inc., and the Management Members (as defined therein), and all documents and agreements executed and delivered in connection with the consummation of the transactions contemplated thereby.

“Winslow Transaction Documents”: the Winslow Acquisition Documents and the Winslow Credit Documents.

[**] - Confidential or proprietary information redacted.

2.           Amendments to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by:

(a)           amending the definition of “Guarantor” by inserting the words “(other than the Joint Venture and its Subsidiaries)” after the words “any Subsidiary of the Borrower” in the first line thereof; and

(b)           adding the following definitions in the appropriate alphabetical order:

“Joint Venture”: W.A. Butler Company, a Delaware corporation (currently known as Winslow Acquisition Company, together with its permitted successors and assigns).

“Permitted JV Refinancing Indebtedness” means Indebtedness of the Joint Venture and its Subsidiaries which satisfies each of the following conditions:  (a) to the extent that such Indebtedness is to be secured by a Lien on any assets or property, or the Equity Interests, of the Joint Venture and its Subsidiaries, the terms of such Indebtedness (including the Liens that secure such Indebtedness) shall be substantially similar to those provided in the Winslow Credit Documents (other than changes which extend the maturity thereof, decrease the interest rate applicable thereto, release a portion of the assets subject to such Liens or otherwise amend the terms in a manner that could not reasonably be expected to be materially adverse to the interests of the Lenders taken as a whole) and any Liens that secure such Indebtedness do not cover any additional assets, property or Equity Interests ; (b) such Indebtedness shall consist of (i) a secured facility which satisfies the requirements of clause (a) above or (ii) an unsecured or subordinated facility (and guarantees in respect thereof provided by any Subsidiary of the Joint Venture) with terms customary for facilities of such type at such time; (c) no Default or Event of Default shall have occurred and be continuing or would result from the incurrence of such Indebtedness; (d) such Indebtedness shall not be subject to any amortization or required repayment obligations (other than, in the case of a secured facility, as contemplated by clause (a) above or, in the case of an unsecured or subordinated facility, as then reflects the customary terms for facilities of such type at such time) on or prior to the Termination Date; (e) the net proceeds of such Indebtedness (other than any revolving Indebtedness) are concurrently applied to the prepayment of the Indebtedness to be refinanced; and (f) the Administrative Agent shall have received (x) a certificate of a Responsible Officer of the Joint Venture certifying compliance with the conditions set forth in this definition (and attaching any other information reasonably required by the Administrative Agent) and (y) copies of all the loan documents relating to such Indebtedness at least three Business Days prior to the funding of any such Indebtedness.

“Winslow Credit Agreement”: the credit agreement to be entered into in connection with the Winslow Acquisition between Butler Animal Health Supply, LLC, a Delaware limited liability company, as borrower, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as amended, waived, modified or supplemented from time to time; provided that any renewal, replacement or refinancing thereof shall satisfy the requirements set forth in paragraphs (a) through (f) of the definition of “Permitted JV Refinancing Indebtedness”).

“Winslow Credit Documents”: the Winslow Credit Agreement and any agreement, document or instrument creating any security interest or other encumbrance, or guaranty, entered into in connection therewith and any other agreement, document or instrument ancillary or otherwise related thereto (as amended, waived, modified or supplemented from time to time; provided that any renewal, replacement or refinancing thereof shall satisfy the requirements set forth in paragraphs (a) through (f) of the definition of “Permitted JV Refinancing Indebtedness”).

3.             Amendment to Section 7.4. Clause (c) of Section 7.4 of the Credit Agreement is hereby amended by inserting the words “(other than Indebtedness permitted under Section 8.3(b)(viii))” after the word “Indebtedness” in the first line thereof.

[**] - Confidential or proprietary information redacted.

4.             Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by inserting the words “(other than the Joint Venture and its Subsidiaries)” after the word “Subsidiary” in the first line thereof.

5.            Amendment to Section 8.2.  Section 8.2 of the Credit Agreement is hereby amended by:

(i) deleting the word “or” from the end of clause (m);

(ii) deleting the period from the end of clause (n) and substituting therefor a semicolon; and

(iii) adding the following at the end thereof:

“(o) any Lien over the assets, property or Equity Interests of the Joint Venture and its Subsidiaries that secures Indebtedness permitted under Section 8.3(b)(viii); provided that such Lien does not at any time cover any additional assets or property other than products or proceeds thereof; or

(p) Liens granted by any Subsidiary of the Borrower that are contractual rights of set-off or netting arrangements relating to pooled deposit or sweep accounts of such Subsidiary to permit satisfaction of overdraft or similar obligations (including with respect to netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements) incurred in the ordinary course of business of such Subsidiary.”

6.           Amendment to Section 8.3.  Clause (b) of Section 8.3 of the Credit Agreement is hereby amended by:

 (i)           deleting the word “and” from the end of clause (vi);

 (ii)          deleting the period from the end of clause (vii) and substituting therefor a comma; and

(iii)          adding the following words at the end thereof:

“(viii) (A) Indebtedness of the Joint Venture and its Subsidiaries under the Winslow Credit Agreement in a principal amount not to exceed $330,000,000 at any time, and (B) Permitted JV Refinancing Indebtedness in respect thereof, (ix) Indebtedness of any Subsidiary of the Borrower in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts in the ordinary course of business, and (x) any Guarantee Obligation of the Borrower in respect of Indebtedness incurred by any Subsidiary under clause (ix) hereof up to an aggregate principal amount not to exceed $25,000,000 at any time outstanding.”

7.            Amendment to Section 8.8. Section 8.8 of the Credit Agreement is hereby amended by:

(i)           deleting clause (i) of the proviso in its entirety and replacing it with the following:

[**] - Confidential or proprietary information redacted.

“(i) the foregoing shall not apply to prohibitions, restrictions and conditions (x) imposed by law, (y) contained in any of the Loan Documents or (z) contained in the organizational documents of the Joint Venture and its Subsidiaries (including their respective operating, management or partnership agreements, as applicable) to the extent that such prohibition, restriction or condition applies only to the property, assets or Equity Interests of, or dividends, distributions, loans, advances, repayments or guarantees by, the Joint Venture and its Subsidiaries,”

 (ii)          deleting clause (iv) of the proviso  in its entirety and replacing it  with the following:

“(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness (including the Winslow Credit Documents and the loan documentation with respect to any Permitted JV Refinancing Indebtedness) permitted by this Agreement if such restrictions or conditions apply only to the property, assets or Equity Interests securing any such Indebtedness and, in the case of the Winslow Credit Documents and any loan documentation with respect to Permitted JV Refinancing Indebtedness, such restrictions or conditions apply only to the property, assets or Equity Interests of the Joint Venture and its Subsidiaries, and”.

8.             Amendment to Section 9. Section 9 is hereby amended by (i) inserting the words “(other than Indebtedness permitted under Section 8.3(b)(viii))” after the words “Material Indebtedness” where such words appear in subsections (d) and (e) thereof, and (ii) inserting the words “(other than the Joint Venture and its Subsidiaries)” after the words “Significant Subsidiary” where such words appear in subsections (f) and (g) thereof.

9.            Schedule 5.14 to the Credit Agreement.  Schedule 5.14 to the Credit Agreement is hereby supplemented with the information provided in Schedule 5.14 to this Amendment.

10.           Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied or waived:

(a)           the Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower and the Majority Lenders;

(b)           the Administrative Agent shall have received executed copies of the Winslow Transaction Documents, each certified by an officer of the Borrower to be true and correct and in full force and effect as of the date hereof, and no provision thereof shall have been amended, waived or otherwise modified without the consent of the Administrative Agent;

(c)           the Winslow Acquisition shall have been consummated in accordance with the Winslow Acquisition Documents;

(d)           the Administrative Agent shall have received customary legal opinions from counsel to the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent; and

(e)           the Administrative Agent shall have received such customary certificates as may be reasonably requested by the Administrative Agent including confirmation that the Borrower is in compliance with the requirements of Section 8.1 of the Credit Agreement both prior to and immediately after the consummation of the Winslow Acquisition.

[**] - Confidential or proprietary information redacted.

11.           Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

12.          Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b)           The representations and warranties of the Borrower set forth in Section 5 of the Credit Agreement as amended hereby (excluding the representations made in subsections 5.2 and 5.6 thereof) are true and correct in all material respects on and as of the date hereof as if made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

13.           Fees, Costs and Expenses.  The Borrower agrees to (i) pay to the Administrative Agent any arrangement fees previously agreed in writing in connection with this Amendment and (ii) reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by it in connection with this Amendment, including but not limited to the reasonable fees, costs and expenses of counsel and invoiced at least one Business Day prior to the Effective Date.

14.           Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

15.           Loan Document. This Amendment shall be designated a Loan Document for all purposes of the Credit Agreement, as amended hereby, and the terms and conditions set forth therein.

[Signature pages follow]

[**] - Confidential or proprietary information redacted.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HENRY SCHEIN, INC.

By:	/s/Mark E. Mlotek
Name:Mark E. Mlotek
Title:Executive Vice President

JPMORGAN CHASE BANK, N.A., as Administrative
Agent and a Lender

By:	/s/Jules Panno
Name:Jules Panno
Title:Vice President

William Street LLC, as a Lender

By:	/s/Tom Halverson
Name:Tom Halverson
Title:Authorized Signatory

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
as a Lender

By:	/s/B. McNany
Name:B. McNANY
Title:ASST. VICE PRESIDENT

US BANK, N.A. as a Lender

By:	/s/Nathan M. Hall
Name:Nathan M. Hall
Title:AVP

THE ROYAL BANK OF SCOTLAND, PLC as a
Lender

By:	/s/Scott MacVicar
Name:Scott MacVicar
Title:Vice President

HSBC Bank USA, National Association

By:	/s/Brian S. Dossie
Name:Brian S. Dossie
Title:Vice President

DE LAGE LANDEN FINANCIAL SERVICES, INC.
as a Lender

By:	/s/Kenneth Guest
Name:Kenneth Guest
Title:VP, Commercial Operations

The Bank of New York Mellon as a Lender

By:	/s/Kenneth P. Sneider, Jr.
Name:Kenneth P. Sneider, Jr.
Title:Vice President

Bank of America, N.A., as a Lender

By:	/s/Steven J. Melicharek
Name:Steven J. Melicharek
Title:Senior Vice President

Wells Fargo Bank as a Lender

By:	/s/Eric Frandson
Name:Eric Frandson
Title:Senior Relationship Manager

Portioins of this schedule have been omitted and separately filed with the SEC with a request for confidential treatment.  The location of those omissions have been noted by [**].

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
ACE Surgical Supply Co., Inc.	D	Massachusetts	04/27/67	51% owned by Henry Schein, Inc. 26.5% owned by J. Edward Carchidi through ACE Surgical Partners LLC 7.5% Craig Carchidi 7.5% Christopher Carchidi 7.5% Alan R. Balfour
AD Holdings General Partnership	D	Texas	08/11/03	AD-LB Supply Corp. 99% interest and S&S Discount Supply, Inc. - 1% interest
AD Interests, LLC	D	Delaware	07/07/09	100% owned by AD-LB Supply Corp.
AD-LB Supply Corp.	D	New York	05/10/91	100% owned by Henry Schein, Inc.
All-Star Orthodontics, Inc.	D	Indiana	08/16/02	100% owned by Ortho Organizers, Inc.
Alta Medica Biotechnologies SARL	I	France	08/11/06	100% owned by Henry Schein France Services SARL
Altatec GmbH	I	Germany	10/13/1981	100% owned by Camlog Holding GmbH
Anthos Impianti S.r.l.	I	Italy	2/10/1982	100% by Henry Schein Italia S.r.l.
BA Dental Europa, SA	I	Spain	1/8/1998	78% owned by BA International Ltd. 22% owned by José Luis Arias Tabernilla
BA FRANCE Eurl	I	France	11/23/2004	100% owned by Henry Schein France Services SARL
BA International, Limited	I	United Kingdom	11/18/1991	100% Henry Schein UK Holdings Limited
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
Becker-Parkin Dental Supply Co., Inc.	D	New York	7/25/1973	100% owned by S & S Discount Supply, Inc.
Blitz HH02-650 GmbH HRB 43277 AG Offenbach	I	Germany	3/5/2002	98.04% Henry Schein Holding GmbH, 1.96% Henry Schein GmbH
Budget Dental Supplies Limited Company Number: 2253738	I	United Kingdom	4/22/1988	100% owned by Henry Schein UK Holdings Limited
Butler Animal Health Holding Company LLC (to be renamed Butler Schein Animal Health Holding LLC)	I	Delaware	3/13/2005
*20.56360% owned by Burns Veterinary Supply, Inc.
*71.05640% owned by Winslow Acquisition Company
*0.36300% owned by Oak Hill Capital Management Partners II, L.P.
*7.26120% owned by certain management members

*Approximate ownership; actual amounts to be determined at closing.

Butler Animal Health Supply, LLC (to be renamed Butler Schein Animal Health Supply, LLC)	I	Delaware	3/31/2005	100% owned by Butler Animal Health Holding Company LLC.
Camlog Biotechnologies AG	I	Switzerland	4/11/2003	100% owned by Camlog Holdings AG
Camlog Consulting GmbH	I	Germany	6/14/1995	100% owned by Camlog Holding GmbH
Camlog Espana SA.	I	Spain	11/23/2006	100% owned by Camlog Holding AG
Camlog Holding AG	I	Switzerland	3/29/2003	Henry Schein Europe, Inc. 64.8416% Dr. Peter Kernen 7.4028% Jurg Eichenberger 20.3528% Vincenzo Gottardo 7.4028%
Camlog Holding GmbH	I	Germany	8/14/2003	100% owned by Camlog Holding AG

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
Camlog Schweiz AG	I	Switzerland	8/29/2006	100% owned by Camlog Holding AG
Camlog USA, Inc.	D	Delaware	10/8/2003	100% owned by Henry Schein, Inc.
Camlog Vertriebs GmbH	I	Germany	1/13/2004	100% owned by Camlog Holding GmbH
CFB Handels GmbH, Wien	I	Austria	1/7/1998	100% owned by Heiland Medical Vertriebs-GmbH Wien
Corporate Sureties Limited (N2) ATF Mediconsumables Pty Limited	I	Australia		100% owned by Medi-Consumables
Custom Milling Center, Inc.	D	Colorado	8/31/2005	50% owned by Henry Schein, Inc. and 50% owned by Robert P. Miller
Dentina GmbH HRB 700731 AG Freiburg i. Br.	I	Germany	8/10/1973	100% owned by FIRST MED Erste Verwaltungs GmbH
Desty Estates s.r.o. ID No.: 28433092 (Limited Liability Company)	I	Czech Republic	12/4/2008	85.99% owned by Henry Schein European Holding B.V., 0.01% owned by Henry Schein C.V., 10% owned by Jaromir Koudela and 4% owned by Karel Badalik
Encable Limited	I	United Kingdom England, Wales	8/4/2009	100% owned by Veterinary Solutions Limited
Ethicare Limited Company Number: 3096242	I	United Kingdom	8/29/1995	100% owned by Henry Schein UK Holdings Limited
Euro Dental Holding GmbH HRB 34839 AG Offenbach	I	Germany	6/8/2000	100% owned by Blitz HH 02-650 GmbH
FIRST MED Erste Verwaltungs GmbH HRB 67186 AG Hamburg	I	Germany	2/24/1998	100% owned by Henry Schein GmbH
FIRST MED Zweite Verwaltungs GmbH HRB 67187 AG Hamburg	I	Germany	2/24/1998	100% owned by Henry Schein GmbH
Gaudent-Sanitaria s.r.o. ID No.: 480 41 823 (Limited Liability Company)	I	Czech Republic	12/16/1992	99% owned by Desty Estates s.r.o., 1% owned by Henry Schein C.V.
Gem Medical Acquisition Corp.	D	Delaware	7/30/2008	100% owned by Henry Schein, Inc.
General Injectables & Vaccines, Inc.	D	Virginia	11/2/1983	100% owned by GIV Holdings, Inc.
GIV Holdings, Inc.	D	Delaware	11/28/1995	100% owned by Henry Schein, Inc.
Halas Dental Pty Ltd. ACN #000 403 618	I	Australia	6/29/1962	100% owned by HSR Holdings Pty Ltd
Handpiece Parts & Repairs, Inc.	D	Delaware	9/22/2003	100% owned by Henry Schein, Inc.
Heiland Medical Vertriebs-GmbH FN 102456X Handelsgericht Wien	I	Austria	11/27/1979	100% owned by Henry Schein Austria GmbH
Heiland Schweiz AG	I	Switzeland, Lyssach	12/24/1997	100% owned by Provet Holding AG
Heiland Vet GmbH Commercial Register of Lower Court of Hamburg HRB 94775	I	Germany	8/24/2005	100% owned by FIRST MED Zweite Verwaltungs GmbH
Heitech Medizintechnik und Service GmbH & Co. KG HRA 92124 AG Hamburg	I	Germany	8/25/1998	General Partner: FIRST MED Erste Verw. GmbH; Limited Partner: Henry Schein GmbH
Henry Schein (Lancaster, PA.) Inc.	D	Pennsylvania	1/8/1998	100% owned by Henry Schein, Inc.

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14
Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
Henry Schein (Malaysia) SDN, BHD Company No.: 773023-X	I	Malaysia	5/14/2007	100% owned by Henry Schein Global Sourcing, Inc.
Henry Schein Australia Holdings Pty Limited ACN# 082 998 696	I	Australia	6/16/1998	100% owned by Henry Schein Latin America Pacific Rim Inc.
Henry Schein Australia Pty Limited ACN# 082 998 598	I	Australia	6/16/1998	100% owned by Henry Schein Australia Holdings Pty Limited
Henry Schein Austria GmbH FN 238321 y Wien	I	Austria (Vienna)	8/1/2003	100% owned by Henry Schein GmbH
Henry Schein B.V. ID No.: 39053828	I	Netherlands	12/31/1992	100% owned by Sirona Dental Systems B.V.
Henry Schein C.V. ID - No.: 39100868 (Limited Partnership)	I	Netherlands	9/17/2007	99% of units owned by Henry Schein Europe, Inc. (General Partner) and 1% owned by Henry Schein Italy LLC (Limited Partner)
Henry Schein Canada, Inc.	I	Canada, Ontario	12/27/2003 registered corporation	100% owned by Henry Schein Practice Solutions Inc.
Henry Schein Cares Foundation, Inc.	D	New York	1/30/2008	100% owned by Henry Schein, Inc. No shareholders due to Not-For-Profit status.
Henry Schein China Services Limited Company No.: 1288640	I	Hong Kong	11/20/2008	51% owned by Henry Schein Latin America Pacific Rim Inc., 49% owned by Best Winner (China) Limited
Henry Schein Dental Austria GmbH FN 45564 g Wien	I	Austria	12/02/80	100% owned by Henry Schein Austria GmbH
Henry Schein Dental Depot GmbH HRB 35008 AG Offenbach	I	Germany	2/18/2000	100% owned by Henry Schein Dental Holding GmbH
Henry Schein Dental Holding GmbH HRB 34827 AG Offenbach	I	Germany	4/19/1999	100% owned by Blitz HH 02-650 GmbH
Henry Schein España Holdings, S.L.	I	Spain	3/21/2005	100% owned by Henry Schein Europe, Inc.
Henry Schein España SA	I	Spain	11/13/1990	75% owned by Henry Schein Espana Holdings, S.L. 25% owned by Benzadόn Acciones, S.A.
Henry Schein Europe Limited	I	United Kingdom	4/5/2001	100% by Henry Schein UK Finance Limited
Henry Schein Europe, B.V. ID – No.: 30126259	I	Netherlands	1/22/1999	100% Henry Schein BV f/k/a demedis dental B.V.
Henry Schein Europe, Inc. 11-3035229	D	Delaware	10/30/1990	100% by Henry Schein, Inc.
Henry Schein European Finance B.V. (private limited liability company) Registration No.: 321436230000	I	Netherlands	12/2/2008	100% owned by Henry Schein European Holding B.V.
Henry Schein European Holding B.V. ID - No.: 30082267	I	Netherlands	5/27/1987	100% owned by Henry Schein C.V.
Henry Schein European Services B.V. ID No.: 32150436 (Private Limited Liability Company)	I	Netherlands	4/14/2009	100% owned by Henry Schein European Holdings B.V.
Henry Schein Financial Services, Inc.	D	Delaware	7/22/1991	100% owned by Henry Schein, Inc.
Henry Schein France Holding EURL	I	France	11/20/2003	100% owned by Henry Schein France Holdings Inc.
Henry Schein France Holdings, Inc.	D	Delaware	7/21/1992	100% owned by Henry Schein Europe, Inc.

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
Henry Schein France SCA	I	France	4/3/1998	98.67% owned by Henry Schein France Services SARL; 1.33% owned by Henry Schein France Holdings, Inc.
Henry Schein France Services SARL	I	France	12/3/2003	99.99% owned by Henry Schein France Holding EURL, .01% owned by Henry Schein France Holdings Inc.
Henry Schein Funding Group (partnership)	I	Canada, Ontario		99% owned by Henry Schein, Inc., 1% owned by Henry Schein Europe. Non-resident Canadian Partnership.
Henry Schein Global Sourcing, Inc.	D	Delaware	1/12/2007	100% owned by Henry Schein, Inc.
Henry Schein GmbH HRB 43302 AG Offenbach	I	Germany	2/25/1997	100% owned by Henry Schein Holding GmbH
Henry Schein Grundstucks-Vermietungsgesgesellschaft mbH & Co. Objekt Zarrentin OHG HRA 40987 AG Offenbach	I	Germany	2/9/1996	98% owned by HLZ Logistik GmbH, 2% owned by Henry Schein GmbH
Henry Schein Holding GmbH HRB 43352 AG Offenbach	I	Germany	4/23/1998	100% owned by Henry Schein Europe, Inc.
Henry Schein Hong Kong Limited Company No: 1269375	I	Hong Kong	9/1/2008	51% owned by Henry Schein Latin America Pacific Rim Inc., 49% owned by Grand Winner Corporation Limited
Henry Schein International LLC	D	Delaware	1/22/2008	100% owned by Henry Schein, Inc.
Henry Schein Ireland Limited Company Number: 232667	I	Ireland	5/3/1995	100% owned by Henry Schein (KM) Limited
Henry Schein Italia Srl	I	Italy	9/18/2007	100% owned by Henry Schein European Holding B.V.
Henry Schein Italy LLC	D	Delaware	9/13/2007	100% owned by Henry Schein Europe, Inc. (sole member)
Henry Schein Luxembourg Services S.àr.l.	I	Grand Duchy of Luxembourg	12/07/09	100% owned by Henry Schein, Inc.
Henry Schein Medical GmbH HRB 84871 AG Hamburg	I	Germany	8/27/2002	100% owned by FIRST MED Zweite Verwaltungs GmbH
Henry Schein Medical Systems, Inc. 34-1559113	D	Ohio	7/30/1987	55% owned by Henry Schein, Inc. and 45% owned by the Ajit and Sangita Kumar Revocable Trust
Henry Schein Medical Technologies Ltd.	I	Israel		100% owned by Henry Schein Latin America Pacific Rim Inc.
Henry Schein New Zealand Company Nos. 1950272	I	New Zealand	6/8/2007	100% owned by Henry Schein New Zealand Holding Co.
Henry Schein NV Tax ID: BB 0403.138.334	I	Belgium	1/1/1948	31.04% by Sirona Dental Systems BV / 68.96% Henry Schein Europe Inc.
Henry Schein Portugal, Unipessoal LDA	I	Portugal	5/16/2006	100% owned by Henry Schein Espana, S.A.
Henry Schein PPT, Inc.	D	Wisconsin	11/1/1995	100% owned by Henry Schein, Inc.
Henry Schein Practice Solutions Inc.	D	Utah	9/16/1985	100% owned by Henry Schein, Inc.
Henry Schein Puerto Rico, Inc.	D	Puerto Rico	8/13/2003	100% owned by Henry Schein, Inc.
Henry Schein Regional Limited Company No.: 911614	I	New Zealand	6/15/1998	63.9% owned by Henry Schein Latin America Pacific Rim Inc., 30.53% by Regional Health Limited, 5.57% by Macro Health Limited
Henry Schein Regional Pty Limited (Unit Trust) ACN #: 003 770 321	I	Australia	5/10/1989	50.1% owned by Henry Schein Australia Pty Limited, 49.9% owned by Medi-Consumables Pty Ltd. (Bernie and Maurie Stang)

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
Henry Schein Shvadent (2009) Ltd.	I	Israel	5/24/2009	Henry Schein Latin America Pacific Rim, Inc. owns 70% and Shlomo Trokman owns 30%
Henry Schein Software of Excellence Finance Ltd. (Exempted Company)	I	Cayman Islands	7/15/2008	100% owned by Henry Schein C.V.
Henry Schein Systems B.V. ID-No.: 30070331	I	Netherlands	10/1/1983	72.7% owned by Henry Schein Europe, Inc. and 27.3% owned by Henry Schien Service GmbH
Henry Schein Technologies (Ireland) Limited Company Number: NI 032999	I	United Kingdom	9/26/1997	100% owned by Henry Schein Technologies Limited
Henry Schein UK Finance Limited Company Number: 3587006	I	United Kingdom	6/25/1998	100% owned by Henry Schein Europe, Inc.
Henry Schein UK Holdings Limited Company Number: 2579457	I	United Kingdom	2/4/1991	100% owned by Henry Schein UK Finance Limited
Henry Schein Wigro van der Kuip B.V. ID – No.: 30144606	I	Netherlands	9/16/1997	100% owned by Henry Schein BV
Henry Schein, Inc. Tx ID #11-3136595 Charter No.: 2320192	D	Delaware	12/23/1992	Publicly owned
HF Acquisition Co. LLC	D	Delaware	7/13/2009	100% owned by Camlog USA, Inc.
HLZ Logistik GmbH Commercial Register of Lower Court of Schwerin HRB 8895	I	Germany	8/24/2005	100% owned by Henry Schein GmbH
HPR Holdings I, LLC	D	Delaware	12/29/2005	100% owned by Handpiece Parts & Repairs, Inc. Converted to an LLC on 6/28/06
HPR TM, LLC	D	Delaware	12/29/2005	100% owned by HPR Holdings I, LLC. Converted to an LLC on 6/28/06.
HS Beneficiary Services, LLC	D	Delaware	11/15/2007	100% owned by HS Financial, Inc., as sole member
HS Brand Management, Inc.	D	Delaware	9/29/2005	100% owned by Henry Schein, Inc.
HS Finance Company, LLC	D	Delaware	11/15/2007	100% owned by HS Trust, (was 100% owned by HS Financial, Inc., as sole member, then HS Financial, Inc. contributed HS Finance Company, LLC to HS Trust)
HS Financial Holdings, Inc.	D	Delaware	9/29/2005	100% owned by Henry Schein, Inc.
HS Financial, Inc.	D	Delaware	9/29/2005	100% owned by HS Financial Holdings, Inc.
HS France Finance, LLC	D	Delaware	3/23/2004	100% owned by Henry Schein France Holdings, Inc., as sole member
HS Manager Services, LLC	D	Delaware	11/15/2007	100% owned by HS Financial, Inc., as sole member
HS TM Holdings, LLC	D	Delaware	9/29/2005	100% owned by Henry Schein, Inc.
HS TM, LLC	D	Delaware	9/29/2005	100% owned by HS TM Holdings, LLC. Converted to an LLC on 6/28/06.
HS Trust	I	British Virgin Islands	12/6/2007	Nerine Trust Company (BVI) Limited = Trustee, 100% owned by HS Beneficiary Services, LLC = beneficiary
HSI Gloves, Inc.	D	Delaware	10/24/2003	100% owned by Henry Schein, Inc.
HSI RE I, LLC	D	Delaware	6/4/2001	100% owned by Henry Schein, Inc.
HSLA Unit Trust ABN #83 132 312 515	I	Australia	4/13/2004	100% owned by Henry Schein Regional Pty Ltd. (Unit Trust) (Kraft No. 3 is the trustee company of HSLA Unit Trust. Kraft No. 3 is owned by Jacob Selinger pursuant to a Declaration Trust)
HSR Holdings Pty Limited ACN # 114 233 671	I	Australia	5/12/2005	100% owned by Henry Schein Regional Pty Limited (Unit Trust)

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
Insource, Inc.	D	Virginia	5/10/1991	100% by General Injectables & Vaccines, Inc.
Kent Express Limited Company Number: 3819137	I	United Kingdom	8/3/1999	100% owned by Henry Schein UK Holdings Limited.
Krugg S.p.A.	I	Italy	79	100% owned by Henry Schein Italia Srl
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MBM Hospital Supply Corp.	D	New York	11/20/1987	100% owned by Micro Bio-Medics, Inc.
MediConsumables Pty Limited	I	Australia		Henry Schein Australia Pty Limited owns 58 Class A Shares and 58 Class B Shares or 58% of the company, 14% is owned by 247 Church Street Pty Limited and 28% by Stangcrop Pty Limited
Medka Medizinprodukte GmbH ID No.: HRB 95560B	I	Germany	12/17/2004	100% owned by Heiland Med Vertriebsgesellschaft mbH
Megadental SAS	I	France	10/14/1996	35% owned by Megaindustries SARL 49.92% owned by Henry Schein France SCA 14.98% owned by Henry Schein France Services SARL 0.10% owned by Henry Schein France Holdings, Inc.
Micro Bio-Medics, Inc.	D	New York	7/2/1971
100% owned by Henry Schein, Inc. Note: Caligor Physicians & Hospital Supply Corp. which was incorpoated on 1/21/82 (sep. from Caligor entity of the same name incorporated on 12/4/84) was merged into Micro Bio-Medics, Inc. on 11/30/84.

Minerva Dental Limited Company Number: 3856630	I	United Kingdom	10/11/1999	100% Henry Schein UK Holding Limited
National Logistics Services, LLC EIN #52-2063341	D	Delaware	11/10/1997	100% by Henry Schein, Inc.
Nordenta Handelsgesellschaft mbH HRB 85039 AG Hamburg	I	Germany	8/27/2002	100% owned by FIRST MED Erste Verwaltungs GmbH
Noviko a.s. ID No.: 25316800	I	Czech Republic	11/12/1996	100% owned by Desty Estates s.r.o.
Ortho Organizers Holdings, Inc.	D	Delaware	5/18/2005	98.29% owned by Becker-Parkin Dental Supply Co. Inc., 1.71% owned by George W. Guttroff , Trustee of the George W. Guttroff and Judi A. Guttroff AB Living Trust dated 5/3/05
Ortho Organizers, Inc.	D	California	6/11/1981	100% owned by Ortho Organizers Holdings, Inc.
Petco AG	I	Switzerland	11/19/1982	100% owned by Provet Holding AG
Prolavi S.L. Tax Identification No.: B78359650	I	Spain	10/27/1986	100% owned by Henry Schein Espana S.A.
Promed Vertriebsgesellschaft mbH & Co. KG HRA 73311 AG Munchen	I	Germany	12/8/1998	General Partner: FIRST MED Zweite Verw, GmbH; Limited Partner: HLZ Logistik GmbH
Protec Australia Pty Limited ACN #108 829 750	I	Australia	4/23/2004
100% owned by Kraft No. 3 Pty Limited, Kraft No. 3 Pty Limited Director is Jacob Selinger. 100% of the shares in Kraft No. 3 Pty Ltd are held in Trust for HSLA Unit Trust pursuant to Declaration of Trust.  100% of the units in HSLA Unit Trust are owned by Henry Schein Regional Pty Limited (Unit Trust) (trustee for Henry Schein Regional Unit Trust.)

Provet AG	I	Switzerland	12/14/1993	100% Provet Holding AG
Provet Holding AG	I	Switzerland	12/28/1973	100% owned by Henry Schein Holding GmbH

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
PxD Praxis-Discount GmbH, Commercial Register of Lower Court of Osnabruck HRB 111162	I	Germany	8/24/2005	100% owned by FIRST MED Zweite Verwaltungs GmbH
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RHL Holdings Limited	I	New Zealand		90% Corporate Sureties Limited (N2) ATF MediConsumables Pty Limited, 10% Macro Health Limited
S & S Discount Supply, Inc.	D	Delaware	1/18/1996	100% owned by Henry Schein, Inc.
S-DENT SLOVAKIA, s.r.o. ID No.: 34 126 678 Commercial Register of the Districk Court in Trencin	I	Slovakia	8/13/1995	92.68% owned by S-Dent spol. s.r.o., 7.32% owned by Henry Schein Austria GmbH
S-Dent spol. s r.o. ID No.: 469 77 830 (Limited Liability Company) Commercial Register of the Regional Court in Brno Section C Inset 7861	I	Czech Republic	11/10/1992	100% owned by Gaudent-Sanitaria s.r.o.
Shalfoon Bros Limited Company No.: 107175	I	New Zealand	12/22/1947	100% owned by Henry Schein Regional Limited
Sherman Specialty LLC	D	New York	1/28/1999	51% owned by Toy Products Corp. – 49% owned by Sherman Specialty, Inc.
Sirona Dental Systems B.V. ID No.: 30070331	I	Netherlands	10/1/1983	72.7% owned by Henry Schein Europe, Inc. (1595 shares) and 27.3% owned by Henry Schein Dental Holding GmbH (600 shares)
Soluciones y Equipos Dentales, S.A.	I	Spain	12/13/1999	100% owned by Henry Schein Espana S.A.
Software of Excellence Asia Pacific Limited Company No.: 1130136	I	New Zealand	4/9/2001	100% owned by Software of Excellence International Limited
Software of Excellence Australia Limited Company No.: 1008243	I	New Zealand	12/16/1999	100% owned by Software of Excellence International Limited
Software of Excellence International Limited Company No.: 496073	I	New Zealand	12/24/1990	100% owned by Henry Schein New Zealand
Software of Excellence UK Holdings Limited Company No. 06590221	I	United Kingdom	5/12/2008	100% owned Henry Schein C.V.
Software of Excellence United Kingdom Limited Company No.: 02940919	I	United Kingdom	6/21/1994	100% owned by Software of Excellence UK Holdings Limited
Spain Dental Express S.A.	I	Spain	2/25/1997	100% owned by Henry Schein Espana SA
Tierarztebedarf Jochen Lehnecke GmbH HRB 131653 AG Oldenburg	I	Germany	8/4/2004	100% owned by FIRST MED Zweite Verwaltungs GmbH
Toy Products Corp.	D	Delaware	1/21/1999	100% owned by Henry Schein, Inc.
Universal Footcare Holdings Corp.	D	Delaware	4/19/1994	100% owned by Henry Schein, Inc.
Universal Footcare Products, Inc.	D	Delaware	4/19/1994	100% owned Universal Footcare Holdings Corp.
Veterinary Solutions Limited Company No.: 04207571	I	Scotland (United Kingdom)	4/27/2001	100% owned by Software of Excellence United Kingdom Limited
Winslow Acquisition Company (to be renamed WA Butler Company)	D	Delaware	11/19/2009	*70.5074% owned by Henry Schein, Inc. *29.4926% owned by Oak Hill Capital Partners II, L.P. *Approximate ownership; actual amounts to be determined at closing.

[**] - Confidential or proprietary information redacted.

CONFIDENTIAL
Schedule 5.14

Entity *Denotes confidential relationship	I/D	Jurisdiction of Formation	Formation Date	Ownership
W. & J. Dunlop Limited Company No. SC011600	I	Scotland (United Kingdom)	1/27/1921	100% owned by Henry Schein UK Holdings Limited
Henry Schein New Zealand Holding Co.	D	Delaware	5/25/2007	100% owned by Henry Schein Latin America Pacific Rim Inc.
MediQuick Arzt- und, Krankenhausbedarfshandel GmbH HRB 110796 AG Osnabrueck	I	Germany	8/22/2001	100% owned by FIRST MED Zweite Verwaltungs GmbH

b)

D4D Technologies, LLC	D	Delaware	6/12/2006	15.33 % owned by Henry Schein, Inc., 24% owned by 3M, 24% owned by Ivoclar, 36.67% owned by D4D founders
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DES Dental Events GmbH	I	Germany	3/22/1999	33.3% owned by Henry Schein Dental Depot GmbH
Hippocampe Bressuire	I	France	10/23/1978	96.99% held by Hippocampe Caen, 3.01% held by minorities
Hippocampe Caen	I	France	6/4/1987	Hippocampe EVI 68.59%, 173 other shareholders 31.41%
Hippocampe EVI	I	France	6/14/1995
Outstanding shares:  Henry Schein France Services SARL:
40.8%, MegaIndustries SARL: 40.8%; Hippocampe Nevers: 9.76%;
(non-voting), Hippocampe Bressuire: 8.61% non-voting).
Voting shares: Henry Schein France Services SARL: 50%,
Mega Industrie: 50%

Hippocampe Nevers	I	France	4/21/1995	95% held by Hippocampe Caen, 4.5% held by Medicavet
Quality Clinical Reagents Limited Company No.: 03942554	I	United Kingdom (England, Wales)	8/3/2000	25% owned by Veterinary Solutions Limited, 70% owned by Stephen Michael Alford and 5% owned by John Edmond Daniell
Trio Diagnostics Limited Company No.: 01997360	I	United Kingdom (England, Wales)	3/7/1986	100% owned by Quality Clinical Reagents Limited

[**] - Confidential or proprietary information redacted.